UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2015 (July 8, 2015)

SS&C Technologies Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Lamberton Road

Windsor, CT 06095

(Address of principal executive offices, including zip code)

(860) 298-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of SS&C Technologies Holdings, Inc. (“SS&C”), filed on July 8, 2015, regarding SS&C’s announcement that it had acquired Advent Software, Inc. (“Advent”) pursuant to the Agreement and Plan of Merger dated as of February 2, 2015. The sole purpose of this amendment is to provide the financial statements and pro forma disclosure required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Advent as of December 31, 2014 and 2013 and the related audited consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows for the years ended December 31, 2014, 2013 and 2012 and the related notes were filed by Advent with the Securities and Exchange Commission (“SEC”) on February 24, 2015 on Form 10-K and are incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated balance sheets of Advent as of June 30, 2015 and December 31, 2014 and the related condensed consolidated statements of operations, statements of comprehensive income, and statements of cash flows for the six months ended June 30, 2015 and 2014 and the related notes, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by this item is included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm for Advent.

99.1	Audited consolidated balance sheets of Advent as of December 31, 2014 and 2013 and the related consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ (deficit) equity and consolidated statements of cash flows for the years ended December 31, 2014, 2013 and 2012 and the related notes is incorporated herein by reference to Advent’s Form 10-K filed on February 24, 2015 (file No. 000-26994).

99.2	Unaudited condensed consolidated balance sheet of Advent as of June 30, 2015 and December 31, 2014 and the related condensed consolidated statements of operations, statements of comprehensive income, and statements of cash flows for the six months ended June 30, 2015 and 2014 and the related notes.

99.3	Unaudited pro forma combined condensed financial information of SS&C Technologies Holdings, Inc. and its subsidiaries as of June 30, 2015, for the six months ended June 30, 2015, and for the year ended December 31, 2014, and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: September 17, 2015	By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: Senior Vice President and Chief Financial Officer